Revenue	12 Months Ended
Dec. 31, 2022
Revenue from Contract with Customer [Abstract]
Revenue	Revenue
Nature of Goods and Services
Our revenues are reported net of sales and value added taxes and accruals for estimated rebates and returns and are derived primarily from the sale of consumable and instrumentation products, and to a much lesser extent, from the sale of services, intellectual property and technology. Revenue is recognized upon transfer of control of promised products or services to customers in an amount that reflects the consideration we expect to receive in exchange for those products or services. We enter into contracts that can include various combinations of products and services, which are generally distinct and accounted for as separate performance obligations. The transaction price is allocated to performance obligations based on their relative stand-alone selling prices.
We offer warranties on our products. Certain of our warranties are assurance-type in nature and do not cover anything beyond ensuring that the product is functioning as intended. Based on the guidance in Topic 606, assurance-type warranties do not represent separate performance obligations. The Company also sells separately-priced service contracts which qualify as service-type warranties and represent separate performance obligations.
We sell our products and services both directly to customers and through distributors generally under agreements with payment terms typically less than 90 days and in most cases not exceeding one year and therefore contracts do not contain a significant financing component.
Consumable and Related Revenue
Consumable Products: In the last three years, revenue from consumable product sales has accounted for approximately 80-81% of our net sales and revenue is recognized when performance obligations under the terms of a contract with a customer are satisfied. The majority of our contracts have either a single performance obligation to transfer a single consumable product or multiple performance obligations to transfer multiple products concurrently. Accordingly, we recognize revenue when control of the products has transferred to the customer, which is generally at the time of shipment of products as this is when title and risk of loss have been transferred. In addition, invoicing typically occurs at this time so this is when we have a present right to payment. Revenue is measured as the amount of consideration we expect to receive in exchange for transferring products and is generally based upon a negotiated formula, list or fixed price.
Related Revenue: Revenues from related products include software-as-a-service (SaaS), licenses, intellectual property and patent sales, royalties and milestone payments and over the last three years has accounted for approximately 6-8% of our net sales.
SaaS arrangements: Revenue from SaaS arrangements, which allow customers to use hosted software over the contract period without taking possession of the software, is recognized over the duration of the agreement unless the terms of the agreement indicate that revenue should be recognized in a different pattern, for example based on usage.
Licenses: Licenses for on-site software, which allow customers to use the software as it exists when made available, are sold as perpetual licenses or term licenses. Revenue from on-site licenses is recognized upfront at the point in time at the later of when the software is made available to the customer and the beginning of the license term. When a portion of the transaction price is allocated to a performance obligation to provide support and/or updates, revenue is recognized as the updates/support are provided, generally over the life of the license. Fees from research collaborations include payments for technology transfer and access rights. Royalties from licensees of intellectual property are based on sales of licensed products and revenues are recognized at the later of (i) when the related sales occur, or (ii) when the performance obligation to which some or all of the royalty has been allocated has been satisfied (or partially satisfied).
Milestone Payments: At the inception of each companion diagnostic co-development arrangement that includes development milestone payments, which represent variable consideration, we evaluate whether the milestones are probable of being reached and estimate the amount to be included in the transaction price using the most likely amount method. If it is probable that a significant revenue reversal would not occur, the associated milestone value is included in the transaction price. Milestone payments that are not within our control, such as milestones which are achieved through regulatory approvals, are considered to be constrained and excluded from the transaction price until those approvals are received. Revenue is recognized following the input method as this is considered to best depict the timing of the transfer of control. This involves measuring actual hours incurred to date as a proportion of the total budgeted hours of the project. At the end of each subsequent reporting period, the proportion of completion is trued-up. We also re-evaluate the probability of achievement of development milestones and any related constraint on a periodic basis, and if necessary, adjust our estimate of the overall transaction price. Any such adjustments are recorded on a cumulative catch-up basis, which would affect revenues and earnings in the period of adjustment.
Instruments
Revenue from instrumentation includes the instrumentation equipment, installation, training and other instrumentation services, such as extended warranty services or product maintenance contracts and over the last three years has accounted for approximately 12-14% of net sales. Revenue from instrumentation equipment is recognized when the customer obtains control of the instrument which is predominantly at the time of delivery or when title has transferred to the customer. Service revenue is recognized over the term of the service period as the customers benefit from the service throughout the service period. Revenue related to services performed on a time-and-materials basis is recognized when performed.
Contract Estimates
The majority of our revenue is derived from contracts (i) with an original expected length of one year or less and (ii) contracts for which we recognize revenue at the amount in which we have the right to invoice as product is delivered. We have elected the practical expedient not to disclose the value of remaining performance obligations associated with these types of contracts.
However, we have certain companion diagnostic co-development contracts to provide research and development activities in which our performance obligations extend over multiple years. As of December 31, 2022, we had $54.5 million of remaining performance obligations for which the transaction price is not constrained related to these contracts which we expect to recognize over the next 12 to 18 months.
Revenue expected to be recognized in any future year related to remaining performance obligations, excluding revenue pertaining to contracts that have an original expected duration of one year or less, contracts where revenue is recognized as invoiced and contracts with variable consideration related to undelivered performance obligations, is not material.
Contract Balances
The timing of revenue recognition, billings and cash collections can result in billed accounts receivable, unbilled receivables (contract assets), and customer advances and deposits (contract liabilities) in the consolidated balance sheet.
Contract assets as of December 31, 2022 and 2021 totaled $9.8 million and $14.1 million, respectively, and are included in prepaid expenses and other current assets in the accompanying consolidated balance sheets and relate to the companion diagnostic co-development contracts discussed above.
Contract liabilities primarily relate to non-cancellable advances or deposits received from customers before revenue is recognized and is primarily related to instrument service and Software as a Service (SaaS) arrangements. As of December 31, 2022 and 2021, contract liabilities totaled $84.2 million and $74.7 million, respectively, of which $69.0 million and $63.4 million is included in accrued and other current liabilities, respectively, and $15.2 million and $11.3 million in included in other long-term liabilities, respectively. During the years ended December 31, 2022 and 2021, we satisfied the associated performance obligations and recognized revenue of $57.6 million and $54.9 million, respectively, related to advance customer payments previously received.
Disaggregation of Revenue
We disaggregate our revenue based on product type and customer class as shown in the tables below for the years ended December 31, 2022, 2021 and 2020:

(in thousands)	2022	2021	2020
Consumables and related revenues	$1,029,791	$1,027,215	$774,234
Instruments	96,436	116,449	129,742
Molecular Diagnostics	1,126,227	1,143,664	903,976
Consumables and related revenues	859,133	959,093	841,201
Instruments	156,158	148,900	125,169
Life Sciences	1,015,291	1,107,993	966,370
Total	$2,141,518	$2,251,657	$1,870,346
Additionally, we disaggregate our revenue based on the product categories as shown in the tables below for the years ended December 31, 2022, 2021 and 2020:

(in thousands)	2022	2021	2020
Sample technologies	$796,932	$850,636	$803,867
Diagnostic solutions	660,879	638,759	460,757
PCR / Nucleic acid amplification	390,804	433,972	363,552
Genomics / NGS	224,797	245,066	165,570
Other	68,106	83,224	76,600
Total	$2,141,518	$2,251,657	$1,870,346
Refer to Note 21 "Segment Information" for disclosure of revenue by geographic region.